Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust,” and each series of the Trust, a “Fund”)

Supplement To each Fund’s Statement of Additional Information

May 6, 2020

1.

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, the “Management of the Trust” section is amended by deleting footnote number 2 of the “Trustees and Officers” table in its entirety. Additionally, the last row of the “Trustee and Officers” table is deleted in its entirety and replaced with the below:

Kevin Gustafson 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1965	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2020

Chief Compliance Officer, Innovator Capital Management LLC (2019 – present); General Counsel, Innovator Capital Management LLC (2019 – Present); Chief Compliance Officer, General Counsel and Chief Risk Officer, Americas, Eastspring Investments, Inc. (2012 – 2019)

			N/A	None

2.

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, the section “Management of the Trust—Risk Oversight” is revised by deleting the second paragraph in its entirety and replacing it with the below:

The Board has also appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and evaluation of the Fund’s compliance program. Kevin Gustafson serves as CCO and Anti-Money Laundering Officer of the Trust.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness. Further, some risks are simply beyond the reasonable control of a Fund or the Advisor or other service providers. There can be no guarantee that any risk management systems established by a Fund, its service providers, or issuers of the securities in which a Fund invests will succeed, and a Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, a Fund's ability to manage risk is subject to substantial limitations.

Please Keep this Supplement for Future Reference